                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   February 27, 2007
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                    LB-UBS Commercial Mortgage Trust 2007-C1
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
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               (Exact Name of Sponsor as Specified in Its Charter)

Delaware                            333-129844-04          82-0569805
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation of Registrant)      File Number)          Identification No. of
                                                           Registrant)

745 Seventh Avenue, New York, New York                     10019
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----------------------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 8.01  Other Events.

      A pooling and servicing agreement dated as of February 12, 2007 (the
"Pooling and Servicing Agreement"), was entered into by and among Structured
Asset Securities Corporation II (the "Registrant") as depositor, KeyCorp Real
Estate Capital Markets, Inc. as master servicer, Midland Loan Services, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2007-C1 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through
Certificates, Series 2007-C1 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class X-CP and Class X-W (collectively, the "Underwritten
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-129844). The Underwritten Certificates were sold to Lehman Brothers Inc., Wachovia Capital Markets, LLC and UBS Global Asset
Management (US) Inc., (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of February 15, 2007 (the "Underwriting
Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings
Inc. ("LBHI"), Wachovia Bank, National Association ("Wachovia") and UBS Real
Estate Investments Inc. ("UBSREI"). The mortgage loans (the "Mortgage Loans")
backing the Underwritten Certificates were acquired by the Registrant from (1)
UBSREI as seller pursuant to a mortgage loan purchase agreement dated as of
February 15, 2007 between UBSREI and the Registrant (the "UBS/Registrant
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI with respect to the Mortgage Loans sold by UBSREI to the Registrant, (2) Wachovia as seller pursuant to a mortgage loan purchase agreement dated as of February 15, 2007 between Wachovia and the Registrant (the
"Wachovia/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by Wachovia with respect to the
Mortgage Loans sold by Wachovia to the Registrant, (3) LBHI as seller pursuant to a mortgage loan purchase agreement dated as of February 15, 2007 between LBHI and the Registrant (the "LBHI/Registrant Mortgage Loan Purchase Agreement"), and
(4) LUBS Inc. ("LUBS") as seller pursuant to a mortgage loan purchase agreement dated as of February 15, 2007 between LUBS, LBHI and the Registrant (the
"LUBS/Registrant Mortgage Loan Purchase Agreement"). The Pooling and Servicing
Agreement contains representations and warranties made by the Registrant with respect to the Mortgage Loans sold by LBHI to the Registrant and the Mortgage
Loans sold by LUBS to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

                                        2

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell Company Transactions:

      Not applicable.

(d) Exhibits:

Exhibit No.    Description

1.1            Underwriting Agreement dated as of February 15, 2007 among
               Structured Asset Securities Corporation II as seller, Lehman
               Brothers Inc., Wachovia Capital Markets, LLC and UBS Global Asset
               Management (US) Inc., as underwriters and UBS Real Estate
               Investments Inc., Wachovia Bank, National Association and Lehman
               Brothers Holdings Inc. as mortgage loan sellers.

4.1            Pooling and Servicing Agreement dated as of February 12, 2007 among Structured Asset Securities Corporation II as depositor,
               KeyCorp Real Estate Capital Markets, Inc. as master servicer,
               Midland Loan Services, Inc. as special servicer and LaSalle Bank
               National Association as trustee.

99.1           UBS/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as
               purchaser.

99.2           Wachovia/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between Wachovia Bank, National Association as seller and Structured Asset Securities Corporation II as
               purchaser.

99.3           LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.4           LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between LUBS Inc. as seller, Lehman Brothers
               Holdings Inc. as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 14, 2007

                                                STRUCTURED ASSET SECURITIES
                                                CORPORATION II

                                                By: /s/ David Nass
                                                    ---------------------------
                                                    Name:  David Nass
                                                    Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1            Underwriting Agreement dated as of February 15, 2007 among
               Structured Asset Securities Corporation II as seller, Lehman
               Brothers Inc., Wachovia Capital Markets, LLC and UBS Global Asset
               Management (US) Inc., as underwriters and UBS Real Estate
               Investments Inc., Wachovia Bank, National Association and Lehman
               Brothers Holdings Inc. as mortgage loan sellers.

4.1            Pooling and Servicing Agreement dated as of February 12, 2007 among Structured Asset Securities Corporation II as depositor,
               KeyCorp Real Estate Capital Markets, Inc. as master servicer, LNR
               Partners, Inc. as special servicer and LaSalle Bank National
               Association as trustee.

99.1           UBS/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between UBS Real Estate Investments Inc. as seller and Structured Asset Securities Corporation II as
               purchaser.

99.2           Wachovia/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between Wachovia Bank, National Association as seller and Structured Asset Securities Corporation II as
               purchaser.

99.3           LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

99.4           LUBS/Registrant Mortgage Loan Purchase Agreement dated as of
               February 15, 2007 between LUBS Inc. as seller, Lehman Brothers
               Holdings Inc. as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

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